UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2007


                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                   on behalf of the RFMSI Series 2007-S1 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                  333-131201-16              75-2006294
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                             55437
     (Address of principal executive office)                   (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.


On January 30, 2007, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates, Series, 2007-S1, pursuant to a Series Supplement, dated as of January 1, 2007, to the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Company, LLC, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Funding Mortgage Securities I, Inc. pursuant to an Assignment and Assumption Agreement, dated as of January 30, 2007, between Residential Funding Company, LLC and Residential Funding Mortgage Securities I, Inc.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Series Supplement, dated as of January 1, 2007, to the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of January 30, 2007, between Residential Funding Company, LLC and Residential Funding Mortgage Securities I, Inc.

                  10.3 Master Agreement, dated as of January 30, 2007, between Credit Suisse International and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust; Confirmation, dated as of January 30, 2007, between Credit Suisse International and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust; Novation Confirmation, dated as of January 30, 2007, among Credit Suisse International, Credit Suisse Management LLC and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust; Schedule, dated as of January 30, 2007, between Credit Suisse International and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust; and Credit Support Annex, dated as of January 30, 2007 between Credit Suisse International and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust.

                   99.1   Mortgage Loan Schedule

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.



                            By:  /s/ Jeffrey Blaschko
                             Name:   Jeffrey Blaschko
                              Title: Vice President




Dated:  February 14, 2007

                                  Exhibit Index


Exhibit No.                  Description

   10.1 Series Supplement, dated as of January 1, 2007, to the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee.

   10.2 Assignment and Assumption Agreement, dated as of January 30, 2007, between Residential Funding Company, LLC and Residential Funding Mortgage Securities I, Inc.

   10.3 Master Agreement, dated as of January 30, 2007, between Credit Suisse International and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust; Confirmation, dated as of January 30, 2007, between Credit Suisse International and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust; Novation Confirmation, dated as of January 30, 2007, among Credit Suisse International, Credit Suisse Management LLC and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust;
                      Schedule, dated as of January 30, 2007, between Credit Suisse International and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust; and Credit Support Annex, dated as of January 30, 2007 between Credit Suisse International and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2007-S1 Trust.

    99.1              Mortgage Loan Schedule